UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 14, 2005

                           SIBERIAN ENERGY GROUP INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                 333-118902          52-2207080
    ---------------------------    -----------      -------------------
   (State or other jurisdiction    (Commission        (IRS Employer
        of incorporation)          File Number)     Identification No.)


             275 Madison Ave, 6th Floor, New York, NY          10016
             ----------------------------------------          -----
            (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code (212) 828-3011


                                       N/A
                         ------------------------------
                        (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On October 14, 2005, the Registrant entered into a Joint Venture Shareholders' Agreement as discussed in more detail below.

Joint  Venture  Agreement
-------------------------

On October 14, 2005, Siberian Energy Group, Inc. (the "Registrant") entered into a Joint Venture Shareholders' Agreement with Baltic Petroleum (E&P) Limited ("BP") and Zauralneftegaz Limited, the joint venture company ("ZNG Ltd."), as contemplated by the Option Agreement, as amended (the "Option"), which the Registrant had previously entered into with Baltic Petroleum Limited ("Baltic") on April 28, 2005 as disclosed in the Registrant's Form 8-K filed with the United States Securities and Exchange Commission (the "SEC") on May 20, 2005. ZNG Ltd. Will, through its 100% subsidiary, OOO Zauralneftegaz , be engaged in the exploration for, and development, production and sale of, oil and gas assets in the Western Siberian region of the Russian Federation and the former Soviet Union.

Completion of the Joint Venture Agreement is contingent upon the Registrant transferring 100% of its ownership interest in ZNG to ZNG Ltd, demonstrating to BP's satisfaction that the Registrant has full and unencumbered title to such interest, and ZNG amending its organizational document and registering the amended document in Russia. These conditions are required to be met by October 31, 2005. Completion of the Joint Venture Agreement is scheduled to occur two business days after the contingencies are satisfied or BP, in its sole discretion, has waived such satisfaction. If completion has not occurred by November 30, 2005, or the Joint Venture Agreement is rescinded by BP as a result of the Registrant's failure to satisfy its completion obligations, including, but not limited to the Registrant's transfer of 100% of its ownership interest in ZNG, the Registrant will be required to pay $500,000 on December 31, 2005 and $500,000 on April 30, 2006 (or an aggregate of $1,000,000) as liquidated damages to BP. As of the date of this report, the Registrant has transferred its 100% ownership interest in ZNG, the Registrant anticipates BP's satisfaction that the Registrant has full and unencumbered title to such interest shortly, and the amendment of organizational documents by ZNG is currently in process.

The Registrant and BP each own fifty percent (50%) of ZNG Ltd., consisting of one share each. The Registrant and BP shall sign written resolutions of ZNG Ltd. in the agreed terms for the purposes of:

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     -    adopting  articles  of  association  of  ZNG  Ltd. in substitution for existing articles of association;
     -    re-designating  the  issued  share  in  the  capital  of  ZNG  Ltd.
          registered in the name of BP as an A Share and re-designating the issued share in the capital of ZNG Ltd. registered in the name of the Registrant as a B Share;
     - re-designating the 98 unissued shares of ZNG Ltd. as 49 A Shares and 49 B Shares; and
     - authorizing the directors to issue and allot 49 A Shares and 49 B Shares to BP and the Registrant as discussed below.

Once the resolutions have been passed, the Registrant and BP must satisfy the following additional obligations to establish ZNG Ltd.:

     - BP shall subscribe for 49 A shares in consideration for $75,000 in cash, which ZNG, Ltd. will pay to the Registrant;
     - the Registrant shall subscribe for 49 B shares in consideration for the transfer of 100% of the Registrant's ownership interest in ZNG to ZNG Ltd.;
     - BP and the Registrant shall procure that a board of directors meeting of the ZNG Ltd. is convened and resolutions in the agreed terms are passed approving the shareholders' applications for the numbers of A Shares and B Shares set out above and allotting those shares; adopting December 31 as ZNG Ltd.'s fiscal year end; adopting a business plan and a budget; and designating a bank for ZNG Ltd.;
     -    ZNG  Ltd.  shall  allot  and  issue 49 A Shares to BP and 49 B
          Shares to the Registrant;
     -    BP and the Registrant shall appoint directors of ZNG Ltd.;
     - Baltic, ZNG and Caspian Finance Limited, a wholly-owned subsidiary of BP ("Caspian"), shall enter into a deed of novation regarding a previous loan made to ZNG by Baltic and immediately thereafter Caspian shall enter into the Loan Agreement with ZNG, discussed above;
     - ZNG Ltd. shall enter into Guarantee and Security Documents regarding the loan from Caspian to ZNG;
     - Baltic shall release the Registrant from its obligations under the guarantee and security interest given by the Registrant to Baltic regarding a loan to ZNG;
     - the Registrant shall confirm that it has no claims against ZNG by executing a letter of acknowledgement with agreed upon terms;
     - the Registrant shall provide to ZNG Ltd. waiver letters with agreed upon terms signed by the shareholders and creditors of the Registrant;
     - the Registrant shall procure that the employment agreements for all staff of ZNG and those between the Registrant and Messrs Vladimir
          V. Eret, Sergey Potapov and Oleg V. Zhuravlev are terminated and provide to BP written evidence of the same; and
     - the Registrant shall provide to ZNG Ltd. and BP written confirmations from its 9 largest shareholders with agreed upon terms to adhere to restrictions on their ability to directly compete with ZNG in the Kurgan, Tyumen and Khanty-Mansisk regions of the Russian Federation.

If any of the additional obligations are not complied with on the date fixed for completion, the non-defaulting party may defer completion to a date not more

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than  30  days  after  such  date;  proceed  to completion so far as practicable without prejudice to its rights under the Joint Venture Agreement; rescind the Joint Venture Agreement without liability to the defaulting party other than the payment of liquidated damages, discussed above; or waive all or any of the defaulting party's obligations in question.

ZNG Ltd. cannot make any distributions during the period of the loan from Caspian to ZNG, and all revenues of ZNG Ltd. will first be applied towards paying off the principal advanced under the loan and accrued interest on the loan.

Pursuant to the Joint Venture Agreement, the Registrant and BP may each appoint three directors who have one vote each; however, the directors appointed by BP, at all times together, have an additional casting vote. David Zaikin, the Registrant's Chief Executive Officer, serves as Chairman of the board of directors of ZNG Ltd. and Victor Repin, who owns more than 5% of the Registrant's common stock also serves as another director appointed by the Registrant. ZNG Ltd. will pay a monthly management fee of $25,000 and $35,000 to the Registrant and BP, respectively, in consideration for the directors' services. Matters reserved to the board of directors of ZNG Ltd. include the following:

     -    appointment and approval of auditors;
     -    changes to accounting policies;
     - the entry into any joint venture, partnership, consortium or other similar arrangement;
     - the appointment, removal and conditions of employment of any director or senior executive;
     - the appointment, discharge, remuneration and conditions of employment of employees;
     - the adoption of any bonus, profit-sharing, option or incentive share plan or trust for employees;
     -    the cessation of business;
     - the entry into any contract or commitment not provided for in a budget agreed to by the Registrant and BP;
     -    the acquisition of any assets or property;
     -    the sale or disposition of any fixed assets;
     -    the making, borrowing or creation of indebtedness;
     - the creation of any charge or other security over any of the assets or property;
     - the payment or declaration of any dividends or other distributions;
     - the commencement or settlement of any litigation, arbitration or other proceedings;
     -    the incorporation of subsidiaries;
     - the acquisition of any share capital or other securities of any corporation;
     - the provision of any guarantee or indemnity other than in the normal course of business; and
     - the making of any loan or advance to any person, firm, corporation or other business.

Matters which require prior written consent of all of the shareholders of ZNG Ltd. include the following:

     - any action constituting a material change to the nature of the business of ZNG Ltd. or the geographical area in which its business operates;
     - any action to carry on any business other than the exploration for, and development, production and sale of, oil and gas assets in the Western Siberian region of the Russian Federation and the former Soviet Union;
     - any change to the organizational documents; that sale of ZNG Ltd. or any of its subsidiaries or any consolidation or amalgamation with any other company;
     - the disposal of or dilution of ZNG Ltd.'s interests and any of its subsidiaries;
     -    the adoption of audit reports and audited financial statements;
     - any increase or decrease in, reclassification, redemption or purchase of, or grant of any option or other interest over or in the share capital of ZNG Ltd.; and
     - any resolution for winding-up or the presentation of any petition for administration of ZNG Ltd. unless it has become insolvent.

When ZNG Ltd. begins operations, it will have complete independence in its operations and any expansion, development or evolution of its business will only be affected through it or its wholly-owned subsidiaries. The Registrant and BP will, however, be entitled to participate in any firm or company formed for the purpose of such expansion, development or evolution pro rata to their ownership interest in ZNG Ltd. unless otherwise agreed. Prior to production and drilling of any oil and gas reserves by ZNG, ZNG will be required to enter into an operating agreement with BP on terms to be agreed to by the board of directors of ZNG Ltd. (on behalf of ZNG) and BP. BP is entitled to appoint persons to serve as Reservoir Engineer, Drilling Supervisor, Logistic and Procurement Supervisor and, after consulting with the Registrant, Finance Controller of ZNG Ltd.

In the event of default under the Joint Venture Agreement, the non-defaulting shareholder may give a written default notice within sixty days of the earlier of its receipt of notification of an event of default from the defaulting shareholder or its becoming aware of the event of default. The default notice may require the defaulting shareholder to sell all of its shares in ZNG Ltd. to the non-defaulting shareholder at a price per share equal to eighty percent (80%) of the fair value of the shares or to purchase all of the shares held by the non-defaulting shareholder at a price equal to the fair value of the shares. Either the Registrant or BP will be in default under the Joint Venture Agreement in the following circumstances:

     - if they commit a material breach of the Joint Venture Agreement which is not capable of being remedied or is not remedied within twenty days of the date the non-defaulting party sends written notice requiring a remedy;
     - if they are unable or admit inability to pay their debts, suspends making payments on nay of their debts or commences negotiations with one or more of their creditors to reschedule any of their indebtedness;
     - if a moratorium is declared in respect of any of their indebtedness; any corporate action, legal proceeding or other procedure or step is taken in relation to suspension of payments, a moratorium of any indebtedness, winding-up, dissolution administration or reorganization other than a solvent liquidation or reorganization of any of their subsidiaries or holding companies, a composition, assignment or arrangement with any creditor, the appointment of a liquidator (other than in respect of a solvent liquidation), receiver, administrator, administrative receiver compulsory manager or other similar officer in respect of any of their assets, or enforcement of any security over any of their assets; or
     -    they are subject to any change of control.

Caspian shall provide loans to ZNG, Ltd., to enable ZNG, Ltd. to pay the management fees until such time that ZNG, Ltd. has sufficient revenue from distributions made by ZNG to fund such fees. Other than these loans and the Loan Agreement, discussed above, neither BP nor the Registrant shall be obliged to contribute further funds or participate in any guarantee or similar undertaking. After completion of a work program (which will be provided for the Loan Agreement), BP, Caspian and the Registrant may consult with each other whether further amounts should be advanced to ZNG under the Loan Agreement, provided that neither BP nor Caspian shall be under any obligation to provide such further funding.

The Registrant has agreed that it will not directly compete with ZNG, Ltd. in the Kurgan, and Tyumen regions of the Russian Federation and that it will not directly compete with ZNG, Ltd. in the Khanty-Mansisk region of the Russian Federation without having first offered a right of first refusal in respect of such activities to ZNG, Ltd. The Registrant has also agreed to obtain written confirmations from its 9 largest shareholders to adhere to the non-competition provisions and this right of first refusal. For the purposes of offering a right of refusal, the Registrant shall give ZNG, Ltd. written notice of such opportunity together with sufficient supporting documentation for ZNG., Ltd. to evaluate the opportunity.

The Registrant and ZNG Ltd provided customary warranties in connection with the Joint Venture Agreement.

Alternative Energy Finance Ltd., of which Tim Peara is the Managing Director as well as a Director of the Registrant, introduced the parties who formed the joint venture. Alternative Energy Finance Ltd is entitled to compensation in the amount of 1.75% of total funding provided by BPL into the Joint Venture, which will be payable by a combination of cash, shares and options of SEG.

In Connection with the Joint Venture Agreement, the Registrant will be transferring its primary assets to ZNG, Ltd., a joint venture which it does not control, and relying on BP to manage those assets. The Registrant will file a Form 8-K disclosing its transfer of those assets contemporaneously with such transfer.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

Exhibit No.     Description
-----------     -----------

10.1* Joint Venture Shareholders' Agreement with Baltic Petroleum (E&P)Limited and Zauralneftegaz Limited dated October 14, 2005


     *  Filed herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBERIAN ENERGY GROUP, INC.

By:    /s/ David Zaikin
       ----------------
       David Zaikin
       Chief Executive Officer

Dated:  October 28, 2005

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